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            SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is among: ENSERCH EXPLORATION, INC., a corporation formed under the laws of the State of Texas (the "Company"); each of the Lenders (as defined in the Credit Agreement as hereafter defined) that is a signatory hereto; THE CHASE MANHATTAN BANK, a New York banking corporation (in its individual capacity, "Chase"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); as auction agent for the Lenders (in such capacity, together with its successors in such capacity, the "Auction Agent"); and as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent"); Citibank, N.A. a national banking association (in its individual capacity, "Citibank") and as documentation agent for the Lenders (in such capacity, together with its successors in such capacity, the "Documentation Agent") and The Bank of New York, The Bank of Nova Scotia, Bankers Trust Company, Canadian Imperial Bank of Commerce, The First National Bank of Chicago, NationsBank of Texas, N.A. and Royal Bank of Canada as co-agents (in such capacity, together with their successors in such capacity, the Co-Agents").


                       R E C I T A L S

    A. The Company, the Agents, and the Lenders have entered into that certain Credit Agreement dated as of May 1, 1995 as amended by First Amendment to Credit Agreement dated as of September 16, 1996 (collectively, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Company upon the terms and conditions as provided therein; and

    B. The Company, the Agents, and the Lenders now desire to make certain amendments to the Credit Agreement.

    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

    1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

    2. As used in the Agreement, the terms "Administrative Agent," "Auction Agent," "Citibank," "Co-Agents," "Documentation Agent" and Syndication Agent" shall have the meaning indicated above.

    3. The definitions of "Agent", "Agreement", "Applicable Margin" and "Revolving Credit Termination Date" in Section 1.02 of the Credit Agreement are hereby amended to read as follows:


         "Agents" shall mean the Administrative Agent, the Syndication Agent and/or the Auction Agent and the Co-Agents.

         "Agreement" shall mean this Credit Agreement as amended by First Amendment and Second Amendment, as the same may from time to time be amended or supplemented.

         "Applicable Margin" shall mean the following rates per annum as are applicable based upon the Debt to Capital Ratio calculated as of the last day of a fiscal quarter of the Company to be effective for any Committed Loan outstanding or for the facility fee during the period from the Financial Statement Delivery Date following such fiscal quarter to but not including the next succeeding Financial Statement Delivery Date:




                               Debt to Capital Ratio


  Greater than
  or equal to                  25%     35%     45%      Over
  but less than       25%      35%     45%     55%       55%

    Facility Fee     .090%    .110%   .125%    .150%    .200%


   Eurodollar Loans .210%    .240%    .275%   .325%     .450%


   Base Rate Loans    0%        0%      0%     0%         0%


         "Revolving Credit Termination Date" shall mean, unless the Commitments are sooner terminated pursuant to Sections 2.03(a) or 10.02, June 27, 2002.

    4. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definitions:

         "First Amendment" shall mean that certain First Amendment to Credit Agreement dated as of September 16, 1996, among the Company, the Lenders and the Agents."

         "Second Amendment" shall mean that certain Second
      Amendment to Credit Agreement dated as of June 27, 1997, among the Company, the Lenders and the Agents."

    5. Section 2.02(b) of the Credit Agreement is hereby amended to read as follows:

         "(b) Minimum Amounts. All Borrowings of Base Rate Loans shall be in amounts of at least $5,000,000 or the remaining balance of the Aggregate Commitments, if less, or any whole multiple of $1,000,000 in excess thereof, and all Borrowings in the form of Eurodollar Loans shall be in amounts of at least $5,000,000 or any whole multiple of $1,000,000 in excess thereof."

    6. Section 2.09(h) of the Credit Agreement is hereby deleted in its entirety.

    7. Section 8.08 of the Credit Agreement is hereby amended by substituting "25%" for "15%" in the first sentence of such section.

    8. Section 9.01 of the Credit Agreement is hereby amended to read as follows:

         "Section 9.01 Debt to Capital Ratio. The Company will not permit its ratio ("Debt to Capital Ratio") expressed as a percentage of (i) Debt of the Company and its Consolidated Subsidiaries on a consolidated basis ("Consolidated Debt") to
      (ii) the sum of Consolidated Debt plus Net Worth to exceed 60% at any time; provided that in no event will Consolidated Debt ever exceed $1,000,000,000."

    9. The second sentence of Section 11.01 of the Credit Agreement is hereby amended to read as follows:

         "The Syndication Agent, Documentation Agent and Co-Agents, in such capacities, shall have no duties or responsibilities and shall incur no liabilities under the Loan Documents."

    10.  Attached to this Amendment is a new Annex 1 to the Credit
  Agreement.

    11. This Amendment shall become binding on the Lenders when, and only when, the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent or its counsel:

         (a) counterparts of this Amendment executed by the Company, the Agents and the Lenders;

         (b) prepayment by the Company of all outstanding Loans and accrued interest, and the Company will pay accrued fees on June 30, 1997 and, within 30 days of presentation of a bill by each Lender, other expenses due under the Credit Agreement, including without limitation, payment of breakage costs under Section 5.05 of the Credit Agreement in connection with this prepayment of the Loans;

         (c) refunding of the Loans prepaid in clause (b) above by the Lenders set forth on Annex 1 attached hereto in proportion to their respective Percentage Shares, with the Administrative Agent netting such prepayments and fundings to the extent administratively convenient;

         (d) issuance of new Notes to the extent necessary to the Lenders on Annex 1 attached hereto, duly completed and executed;

         (e) a certificate of the Secretary or an Assistant Secretary of the Company setting forth resolutions of its board of directors with respect to the authorization of the Company to execute, deliver and perform this Amendment; and

         (f) such other documents as it or its counsel may reasonably request.

    12. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

    13. The Company hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

    14. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

    15. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

    16. The Lenders listed on Annex 1 attached hereto are for all purposes Lenders under the Loan Documents.
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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of June 27, 1997.


  COMPANY:                             ENSERCH EXPLORATION, INC.


                                  By:_____________________________
                                  Name:
                                  Title:


  LENDER AND ADMINISTRATIVE AGENT,     THE CHASE MANHATTAN BANK
   SYNDICATION AGENT AND
  AUCTION AGENT:

                                  By:_____________________________
                                  Name:
                                  Title:


  LENDER AND DOCUMENTATION        CITIBANK, N.A.
  AGENT:


                                  By:_____________________________
                                  Name:
                                  Title:


  LENDERS:                             THE BANK OF NEW YORK


                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE BANK OF NOVA SCOTIA


                                  By:_____________________________
                                  Name:
                                  Title:


                                  BANKERS TRUST COMPANY


                                  By:_____________________________
                                  Name:
                                  Title:


                                  CANADIAN IMPERIAL BANK OF
                                    COMMERCE


                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE FIRST NATIONAL BANK OF
                                    CHICAGO


                                  By:_____________________________
                                  Name:
                                  Title:


                                  NATIONSBANK OF TEXAS, N.A.


                                  By:_____________________________
                                  Name:
                                  Title:


                                  ROYAL BANK OF CANADA

                                  By:_____________________________
                                  Name:
                                  Title:


                                  CAISSE NATIONALE DE CREDIT
                                    AGRICOLE


                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE FUJI BANK, LTD.


                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE INDUSTRIAL BANK OF JAPAN
                                    TRUST COMPANY


                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE LONG-TERM CREDIT BANK OF
                                    JAPAN, LTD.


                                  By:_____________________________
                                  Name:
                                  Title:


                                  MELLON BANK, N.A.


                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE SANWA BANK, LIMITED


                                  By:_____________________________
                                  Name:
                                  Title:


                                  TORONTO DOMINION (TEXAS), INC.


                                  By:_____________________________
                                  Name:
                                  Title:


                                  UNION BANK OF SWITZERLAND
                                  HOUSTON AGENCY


                                  By:_____________________________
                                  Name:
                                  Title:

                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE BANK OF TOKYO-MITSUBISHI, LTD.


                                  By:_____________________________
                                  Name:
                                  Title:


                                  DRESDNER BANK AG NEW YORK
                                  AND GRAND CAYMAN BRANCHES


                                  By:_____________________________
                                  Name:
                                  Title:


                                  By:_____________________________
                                  Name:
                                  Title:

                                 CREDIT LYONNAIS NEW YORK BRANCH


                                  By:_____________________________
                                  Name:
                                  Title:

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